Exhibit 10.6

Tobias Österdahl

Solhemsvägen 6B

141 31 Huddinge

Social security no. 780424-0492

Sundbyberg on November 18, 2005

Employment Contract

Referring to the discussions, we offer a permanent position at Xpeedio Support Solutions, to the post of Group Manager, with effect from 7 January 2006.

Your previous employment with Basset Telecom Solutions is credited you.

Salary

Your salary shall be 39 000 SEK per month (2006).

In addition to the fixed salary, you are entitled to a bonus, in accordance to current bonus model.

Salary payment is done once a month.

Overtime

No overtime compensation.

Working hours

Your working hours are 40 hours a week.

Vacation

30 days of paid vacation.

Business Travel

Business travel within and outside Sweden may occur. Compensation for travel expenses according to the company travel policy.

Pension

You are entitled to pension according to current pension plan. The Company reserves the right from time to time to introduce changes in, or elimination of, this Policy.

Intellectual property

The company owns the rights to all the material you produce as part of your employment in the company. The company also owns the right to freely edit this material.

Notice

The notice period is according to applicable law.

Xpeedio Support Solutions AB

Esplanaden 3A w SE-172 67 Sundbyberg w SWEDEN

Tel: +46 8 5220 0300 w Fax: +46 8 29 36 56

E-mail: info@xpeedio.se w Internet: www.xpeedio.se

This employment is subject to the company’s current regulations and policies.

You are assumed not to commit yourself to other employments or assignments that compete or interfere with this employment.

Please sign the agreement and return a copy in the enclosed reply envelope.

Best regards,

Xpeedio Support Solutions AB

Jens Björkman

President & CEO

Confirmed:

on......../........-05

 /s/ Tobias Österdahl

Tobias Österdahl

Xpeedio Support Solutions AB

Esplanaden 3A w SE-172 67 Sundbyberg w SWEDEN

Tel: +46 8 5220 0300 w Fax: +46 8 29 36 56

E-mail: info@xpeedio.se w Internet: www.xpeedio.se